                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                            RURAL/METRO CORPORATION
                 (Name of Registrant as Specified In Its Charter)

                                DEAN P. HOFFMAN
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                             RURAL/METRO CORPORATION

          -------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 21, 1996

          -------------------------------------------------------------


         The Annual Meeting of Stockholders of Rural/Metro Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m. (local time), on Thursday, November 21, 1996, at the offices of the Company, 8401 East Indian School Road, Scottsdale, Arizona, for the following purposes:

         1. To elect three directors for a three-year term expiring in 1999.

         2. To approve the amendment and restatement of the 1992 Stock Option Plan (the "1992 Plan") and to approve an amendment to the Employee Stock Purchase Plan (the "ESPP") to (a) make revisions to comply with the provisions of the recently adopted Section 16 rules (the "Rules") under the Securities Exchange Act of 1934 (the 1934 Act") that do not require stockholder approval;
(b) remove the prohibition on participation by Senior Committee members in the Discretionary Grant Program under the 1992 Plan and by members of the Committee in the ESPP as permitted by the Rules; and (c) provide for the discretion of the plan administrator of the 1992 Plan to determine the exercise period for nonqualified options upon termination of service.

         3. To approve an amendment to the ESPP to extend the term of the plan for a period of an additional seven years.

         4. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on October 7, 1996 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.

                                                     Sincerely,





                                                     Louis G. Jekel
                                                     Secretary


Scottsdale, Arizona
October 15, 1996

                             RURAL/METRO CORPORATION
                          8401 EAST INDIAN SCHOOL ROAD
                            SCOTTSDALE, ARIZONA 85251

          -------------------------------------------------------------

                                 PROXY STATEMENT
          -------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

         The enclosed proxy is solicited on behalf of Rural/Metro Corporation, a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time), on Thursday, November 21, 1996 (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of the Company, 8401 East Indian School Road, Scottsdale, Arizona.

         These proxy solicitation materials were first mailed on or about October 18, 1996, to all stockholders entitled to vote at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

         Stockholders of record at the close of business on October 7, 1996 (the "Record Date"), are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 11,388,874 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote is required: (i) to elect three directors for a three-year term expiring in 1999, (ii) to approve the amendment and restatement of the 1992 Stock Option Plan (the "1992 Plan") and to approve an amendment to the Employee Stock Purchase Plan (the "ESPP") to (a) make revisions to comply with the provisions of the recently adopted Section 16 rules (the "Rules") under the Securities Exchange Act of 1934 (the 1934 Act") that do not require stockholder approval; (b) remove the prohibition on participation by Senior Committee members in the Discretionary Grant Program under the 1992 Plan and by Committee members in the ESPP as permitted by the Rules; and (c) provide for the discretion of the plan administrator of the 1992 Plan to determine the exercise period for nonqualified options upon termination of service, (iii) to approve an amendment to the ESPP to extend the term of the plan for a period of an additional seven years, and (iv) to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted: (i) "for" the election of the nominees set forth in this Proxy Statement, (ii) "for" the amendment and restatement of the 1992 Plan and an amendment to the ESPP, including an amendment to extend the term of the ESPP, and (iii) "for" the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending June 30, 1997.

REVOCABILITY OF PROXIES

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

SOLICITATION

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

         The 1996 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of the Human Resource/Compensation/Organization Committee of the Board of Directors" below and "Company Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Company will provide, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the year ended June 30, 1996 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                              SECURITY OWNERSHIP OF
                        PRINCIPAL STOCKHOLDERS, DIRECTORS
                                  AND OFFICERS

         The following table sets forth certain information with respect to beneficial ownership of the Common Stock on October 7, 1996 by: (i) each director and each nominee for director; (ii) the Named Executive Officers (as defined herein) set forth in the Summary Compensation Table under the section entitled "EXECUTIVE COMPENSATION;" (iii) all directors and executive officers of the Company as a group; and (iv) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                                                                      AMOUNT
                                                                    BENEFICIALLY
                                                                       OWNED
NAME OF BENEFICIAL OWNER                                             (1)(2)(3)     PERCENT
------------------------                                             ---------     -------
DIRECTORS AND NAMED EXECUTIVE OFFICERS:
---------------------------------------
Warren S. Rustand(4)...............................................    99,250         *
James H. Bolin(5)..................................................   180,771       1.6%
Cor J. Clement(6)..................................................   220,099       1.9
Robert T. Edwards(7)...............................................   112,216       1.0
Louis G. Jekel(8)..................................................   150,955       1.3
William C. Turner..................................................     8,000         *
Louis A. Witzeman(9)...............................................   121,665       1.1
Frank G. Zarb......................................................     1,000         *
John E. Stuart(10).................................................    64,779         *
Mark E. Liebner(11)................................................   128,937       1.1

Executive officers and directors as a group
  (16 persons)..................................................... 1,382,427      11.5%

5% STOCKHOLDERS:
----------------
ESOP(12) .......................................................... 1,112,501       9.8%


*        Less than one percent
(1) Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Includes shares of Common Stock issuable to the identified person pursuant to stock options that may be exercised within 60 days after October 7, 1996. In calculating the percentage of ownership, such shares are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other stockholders.
(3) Excludes 29,291, 22,907, and 5,661 fully vested shares held by the ESOP for the benefit of Messrs. Bolin, Edwards and Jekel, respectively, and 36, 1,022 and 226 shares held by the ESOP for the benefit of Messrs. Rustand, Liebner and Stuart, respectively, that are 0%, 60% and 40% vested, respectively. Such persons have sole voting power with respect to the shares held in their account by the ESOP.
(4) Includes 71,250 shares of Common Stock issuable upon exercise of stock options.
(5) Includes 80,834 shares of Common Stock issuable upon exercise of stock options and 91,604 shares held by the Bolin Revocable Trust UA dated February 27, 1996, James H. Bolin and Sandra L. Bolin, Trustees.

(6) Includes 6,000 shares held in trust for the benefit of Mr. Clement over which he retains voting control and 201,599 shares owned by Nederlandse Veiligheidsdienst International, B.V. ("NVD"). Mr. Clement is the Chief Executive Officer of NVD. He does not have voting or investment power with respect to the shares of NVD and disclaims any beneficial ownership of the shares held by NVD.
(7) Includes 81,251 shares of Common Stock issuable upon exercise of stock options.
(8) Includes 47,500 shares of Common Stock issuable upon exercise of stock options.
(9) Includes 29,562 shares held by the Louis A. Witzeman, Jr. Family Investment Limited Partnership, of which 150 shares are held for the benefit of other family members. Also includes 41,875 shares of Common Stock issuable upon the exercise of stock options.
(10) Includes 42,917 shares of Common Stock issuable upon exercise of stock options.
(11) Includes 67,667 shares of Common Stock issuable upon exercise of stock options.
(12) The address of the Rural/Metro Corporation Employee Stock Ownership Plan (the "ESOP") is c/o Rural/Metro Corporation, 8401 East Indian School Road, Scottsdale, Arizona 85251.



                           PROPOSAL TO ELECT DIRECTORS

NOMINEES

         The Company's Restated Certificate of Incorporation provides that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. Presently the number of directors is fixed at nine and that number of directors is divided into three classes, with one class standing for election each year for three-year terms. The Board of Directors has nominated JAMES H. BOLIN, LOUIS G. JEKEL, and WILLIAM C. TURNER for re-election as Class II directors for three-year terms expiring in 1999 or until their respective successors are elected and qualified. The Board of Directors is not proposing a nominee for a third Class III director. Accordingly, after the election of directors, a vacancy will exist on the Board of Directors, which, as with all other vacancies, may be filled by a vote of a majority of the directors then in office.

         Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. In the event that any of the nominees is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for a nominee, if any, designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a director.

         The Board of Directors recommends a vote "For" the nominees named herein.

         The following table sets forth certain information regarding the directors and nominees for directors of the Company:

                                                                                                         TERM
          NAME          AGE                                  POSITION                                   EXPIRES
          ----          ---                                  --------                                   -------
Warren S. Rustand       53       Chairman of the Board, Chief Executive Officer and                      1997
                                 Director (1)(2)(3)

Cor J. Clement          48       Vice Chairman of the Board and Director (1)(2)(4)(5)                    1997

James H. Bolin          44       President and Director (3)                                              1996

Robert T. Edwards       56       Executive Vice President and Director (3)                               1998

Louis G. Jekel          55       Secretary and Director                                                  1996

William C. Turner       67       Director (1)(2)(3)(4)(5)                                                1996

Louis A. Witzeman       71       Director (2)(4)                                                         1998

Frank G. Zarb           61       Director                                                                1998

(1)   Member of the Human Resource/Compensation/Organization Committee.
(2)   Member of the Nominating Committee.
(3)   Member of the Executive Committee.
(4)   Member of the Audit Committee.
(5)   Member of the Senior Committee.


         Warren S. Rustand has served as Chief Executive Officer of the Company since August 1996, Chairman of the Board of Directors since May 1994, and a member of the Board of Directors since August 1993. He also is member of the Office of Chief Executive. Mr. Rustand has been Chairman and Chief Executive Officer of The Cambridge Company, Ltd., a merchant banking and management consulting firm, since 1987. He has served as Chairman of Health Partners of Arizona, a managed care provider, since February 1996. Mr. Rustand is also Chairman of an additional company and director of four companies, including LucasVarity PLC Corporation, a New York Stock Exchange listed company. Mr. Rustand served as appointments secretary to President Ford from 1974 to 1976, and as special assistant to Mr. Ford while he was Vice President in 1973 and 1974.

         Cor J. Clement has served as a member of the Board of Directors since May 1992, and as Vice Chairman of the Board of Directors since August 1994. Mr. Clement has been the President and Chief Executive Officer of NVD, an international provider of security and industrial fire protection services headquartered in the Netherlands, since February 1980.

         James H. Bolin has served as the President of the Company since March 1995 and a member of its Board of Directors since February 1981. He also is a member of the Office of Chief Executive. Mr. Bolin served as Senior Vice President-Ambulance Services of the Company from October 1991 until March 1995, Chief Financial Officer from October 1988 through September 1991, Senior Vice President-Finance from August 1986 through September 1988, and Vice President-Finance from April 1981 through July 1986. Mr. Bolin also is the Chairman and Treasurer of the Rural/Metro ESOP Administrative Committee.

         Robert T. Edwards has served as Executive Vice President of the Company since October 1995 and a member of the Board of Directors since May 1993. He also is a member of the Office of Chief Executive. He served as Senior Vice President-Fire Protection Services from August 1991 until October 1995. Mr. Edwards served as Vice President and General Manager of the Company's Maricopa County operations from February 1989 to August 1991, and as Vice President from July 1986 until August 1991. From 1978 to July 1986, Mr. Edwards served in various capacities with the Company.

         Louis G. Jekel has served as Secretary of the Company and as a member of the Board of Directors of the Company since 1968. Mr. Jekel directs the Company's Wildland Fire Protection Operations with the State of Arizona and the federal government. Mr. Jekel is also the Secretary of the Rural/Metro ESOP Administrative Committee. Mr. Jekel is a partner in the law firm of Jekel & Howard in Scottsdale.

         William C. Turner has been a member of the Board of Directors of the Company since November 1993. Mr. Turner is currently Chairman and Chief Executive of Argyle Atlantic Corporation, an international merchant banking and management consulting firm; Chairman of the Avon International Advisory Council for Avon Products, Inc.; a director of the Goodyear Tire & Rubber Company; a director of Microtest, Inc. and a trustee and executive committee member of the United States Council for International Business. Mr. Turner is also a former United States Ambassador and permanent representative to the Organization for Economic Cooperation and Development. Since returning to the United States from his ambassador post in Paris, Mr. Turner has served on the boards of directors and/or international advisory councils of ten major listed corporations.

         Louis A. Witzeman is the founder of the Company. Mr. Witzeman has served as a member of the Board of Directors since the Company's formation in 1948, currently serving as Chairman of the Board Emeritus. Mr. Witzeman served as Chief Executive Officer of the Company until his retirement in 1980.

         Frank G. Zarb joined the Board of Directors of the Company in February 1996. Mr. Zarb has been the Chairman, Chief Executive Officer, and President of Alexander & Alexander, an international risk management, human resource consulting, and insurance brokerage firm, since June 1994. From 1988 to 1994, Mr. Zarb was with The Travelers, Inc., serving as Vice Chairman and Group Chief Executive. He also served as Chairman and Chief Executive Officer of Smith Barney, their investment banking and brokerage subsidiary during this period. Mr. Zarb has served Presidents Nixon and Ford from 1972 through 1977 in various capacities, including the senior official responsible for energy activities and policy, Associate Director of the Office of Management and Budget and Assistant Secretary of Labor.

         Directors hold office until their successors have been elected and qualified. All officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the directors or officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. As of October 7, 1996, the Board of Directors had appointed the following standing committees: a Human Resource/Compensation/Organization Committee; a Nominating Committee; an Executive Committee; an Audit Committee; and a Senior Committee.

         The Human Resource/Compensation/Organization Committee. The Human Resource/ Compensation/Organization Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company. The Human Resource/Compensation/Organization Committee also reviews the succession planning for key executive personnel, monitors employee relations issues and oversees senior management structure. The Committee held six formal meetings during the fiscal year ended June 30, 1996.

         Nominating Committee. The Company's Nominating Committee met separately at three formal meetings during the fiscal year ended June 30, 1996. The Nominating Committee reviews credentials of existing and prospective directors and selects classes of directors.

         Executive Committee. The Company's Executive Committee met separately at two formal meetings during the fiscal year ended June 30, 1996. The Executive Committee acts as a liaison between management and the Board of Directors. At times the Board of Directors empowers the Executive Committee to take certain actions on behalf of the Board of Directors between regularly scheduled meetings.

         Audit Committee. The Company's Audit Committee met separately at one formal meeting during the fiscal year ended June 30, 1996. The Audit Committee reviews the annual financial statements and significant accounting issues and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit related matters that may arise during the year.

         Senior Committee. The Senior Committee's function is to administer the 1992 Plan. The 1992 Plan requires that the Senior Committee be comprised of two or more disinterested directors. The Senior Committee met separately at one formal meeting during the fiscal year ended June 30, 1996.

         The Board of Directors of the Company held a total of 14 meetings during the fiscal year ended June 30, 1996. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board on which such director was a member.

DIRECTOR COMPENSATION AND OTHER INFORMATION

         Officers of the Company who serve on the Board of Directors receive no additional compensation. The Company paid a director's fee in fiscal 1996 to Mr. Rustand of $55,083 and to Mr. Clement of $35,000, plus reimbursement for expenses for each Board or committee meeting attended. Messrs. Jekel and Witzeman receive compensation for consulting services, which includes serving on the Board of Directors. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS." The Company pays all of its other non-employee Board members an annual retainer of $10,000 plus $1,000 for each Board meeting attended and $500 for each committee meeting attended. The Company also pays $2,500 annually to any non-employee chairman of each of the committees of the Board of Directors. Under the terms of the Company's 1992 Plan, non-employee directors receive (i) stock options to purchase 10,000 shares upon their first election to the Board of Directors and options to purchase 2,500 shares at the meeting of the Board of Directors held immediately after the annual meeting of stockholders (except that the Chairman of the Board will receive stock options to acquire 5,000 shares), and (ii) each year each non-employee Board member will receive stock options to acquire a number of shares equal to 1,000 shares for each $0.05 increase in the Company's earnings per share over the previous fiscal year (subject to a maximum of 5,000 shares of stock per non-employee Board member).

         In fiscal 1996, the Company granted options to Messrs. Rustand, Bolin, Edwards, Jekel, Turner, Witzeman and Zarb to purchase 250,000, 32,500, 27,500, 7,500, 7,500, 7,500 and 10,000 shares of Common Stock, respectively, at exercise prices of $24.00 to $24.50 per share.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table sets forth the total compensation received for services rendered in all capacities to the Company for the fiscal years ended June 30, 1994, 1995, and 1996 by the Company's Chief Executive Officer, and its four most highly compensated officers whose aggregate cash compensation exceeded $100,000 (together the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                         Long-Term Compensation
                                                                             --------------------------------------------------
                                             Annual Compensation                      Awards            Payouts
                                 ------------------------------------------  -----------------------    -------
                                                                             Restricted
                                                               Other Annual    Stock     Securities      LTIP       All Other
Name and                                                       Compensation   Award(s)   Underlying     Payouts    Compensation
Principal Position                Year   Salary ($)   Bonus($)   ($)(1)        ($)(2)    Options (#)      ($)         ($)(3)
------------------                ----   ----------   --------  --------      --------   -----------     -----       -------
Warren Rustand(6)                 1996   $306,250(4)  $321,871    ---         $660,000     250,000        ---      $105,000(5)
Chief Executive Officer.........

James H. Bolin(6)                 1996    $211,200       ---      ---            ---        32,500        ---       $  3,000
President.......................  1995    $180,303    $ 95,401    ---            ---        27,500        ---       $  3,000
                                  1994    $148,975    $ 81,077    ---            ---        26,250        ---       $  2,930

Robert T. Edwards(6)              1996    $184,288       ---      ---            ---        27,500        ---       $  3,000
Executive Vice President........  1995    $170,000    $ 74,665    ---            ---        27,500        ---       $  1,642
                                  1994    $149,112    $ 45,257    ---            ---        26,250        ---       $  1,999

John E. Stuart                    1996    $180,730     $ 2,972    ---            ---        10,000        ---       $  3,000
Senior Vice President...........  1995    $173,250    $ 44,271    ---            ---        27,500        ---       $  3,000
                                  1994    $165,000    $ 31,259    ---            ---        26,250        ---       $  1,578

Mark E. Liebner                   1996    $157,736       ---      ---            ---        27,500        ---       $  3,000
Senior Vice President, Chief      1995    $144,200    $ 46,080    ---            ---        25,000        ---       $  2,884
 Financial Officer and Treasurer  1994    $118,120    $ 63,198    ---            ---        23,500        ---       $  1,832

(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus for any of the Named Executive Officers except as noted.
(2) Fair market value at October 17, 1995 based upon the closing price of the Company's Common Stock of $24.00 per share. At June 30, 1996, Messrs. Rustand, Bolin, Edwards, Stuart and Liebner held 27,500; 12,500; 12,500; 18,750; and 52,500 shares of Common Stock, respectively, subject to certain transfer and forfeiture restrictions. The fair market value of such shares at June 30, 1996 was $941,875; $428,125; $428,125; $642,188 and $1,798,125, respectively. See
         "EXECUTIVE COMPENSATION -- EMPLOYMENT AGREEMENTS AND STOCK GRANT AGREEMENTS."
(3) Unless otherwise indicated, consists of Company-matching contributions to the Company's 401(k).
(4) Includes $100,000 in salary earned by Mr. Rustand in fiscal 1996 but deferred to a future year.
(5) The Company paid $105,000 in insurance premiums in fiscal 1996 pursuant to an agreement with Mr. Rustand to assist in purchasing split dollar life insurance.
(6) Mr. Rustand became Chief Executive Officer of the Company in August 1996. Messrs. Rustand, Bolin and Edwards were members of the Office of Chief Executive during fiscal 1996.

OPTION GRANTS

         The following table represents the options granted to the Named Executive Officers in the last fiscal year and the value of such options.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                       Individual Grants
                                       --------------------------------------------------
                                                       Percent                               Potential Realizable
                                        Number of     of Total                                 Value at Assumed
                                       Securities      Options                               Annual Rates of Stock
                                       Underlying    Granted to   Exercise or               Price Appreciation for
                                         Options    Employees in  Base Price   Expiration       Option Term(3)
                                       Granted(#)    Fiscal Year    ($/Sh)        Date        5%($)         10%($)
                                       ----------   -------------------------  ----------   ----------    --------
Warren Rustand........................ 250,000(1)       30%        $24.00         2005     $3,773,368   $9,562,455

James H. Bolin........................  32,500(2)        4%        $24.00         2005     $  490,538   $1,243,119

Robert T. Edwards ....................  27,500(2)        3%        $24.00         2005     $  415,070   $1,051,870

John E. Stuart .......................  10,000(2)        1%        $24.00         2005     $  150,935   $  382,498

Mark E. Liebner.......................  27,500(2)        3%        $24.00         2005     $  415,070   $1,051,870


(1) The option agreement provides that one-fifth of the options become exercisable in October 1996 and an additional one-fifth will become exercisable in October of each year through 2000.

(2)      The options became exercisable in August 1996.

(3) Calculated from a base price equal to the exercise price of each option, which was the fair market value of the Common Stock on the date of grant. The amounts represent only certain assumed rates of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings cannot be predicted, and there can be no assurance that the gains set forth on the table will be achieved.

OPTION EXERCISES AND HOLDINGS

         The following table represents certain information respecting the options held by the Named Executive Officers.

                         AGGREGATED OPTION EXERCISES IN
                              LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                Shares                           Number of Securities                Value of Unexercised
                              Acquired on       Value           Underlying Unexercised               In-the-Money Options
                                Exercise       Realized     Options at Fiscal Year-End (#)         at Fiscal Year-End ($)(2)
                                                            ------------------------------         -------------------------
Name                              (#)           ($)(1)      Exercisable     Unexercisable      Exercisable             Unexercisable
--------                         -----         --------     -----------     -------------      -----------             -------------
Warren S. Rustand.........        --              --            21,250          250,000          357,500                 2,562,500

James H. Bolin............        --              --            64,167           63,333        2,133,375                 1,389,155

Robert T. Edwards.........        --              --            64,167           56,667        1,490,530                 1,423,530

John E. Stuart............        --              --            28,750           35,000          502,500                   958,750

Mark E. Liebner...........       7,500         118,725          29,750           65,000          574,313                 1,566,250

(1) Calculated based on the market price at exercise multiplied by the number of options exercised less the total exercise price of the options exercised.
(2) Calculated based on $34.25, which was the closing sales price of the Common Stock as quoted on the Nasdaq National Market on June 30, 1996, multiplied by the number of applicable shares in-the-money less the total exercise price.


EMPLOYMENT AGREEMENTS AND STOCK GRANT AGREEMENTS

         Employment agreements with Messrs. Rustand, Bolin and Edwards expire in December 1998. Mr. Stuart's and Mr. Liebner's employment agreements expire in December 1997. Subject to annual review of the Human Resources/Compensation/Organization Committee of the Board of Directors, each agreement provides for a base salary (which currently are as follows: Mr. Rustand, $275,000, Mr. Bolin, $219,648, Mr. Edwards, $217,659, Mr. Stuart,
$168,400, and Mr. Liebner, $163,754), and entitles the executive to participate in stock option plans and other generally available benefit programs. Each executive participates in the Company's management incentive program that provides bonuses to executive officers and other members of management based upon the Company achieving certain financial and operating goals as well as the achievement of individual objectives established for each participant. In addition, Mr. Rustand's employment agreement provides that he will receive a credit of $100,000 per year in deferred compensation and reimbursements for certain housing, travel, moving and other expenses incurred in Phoenix and Tucson in connection with Mr. Rustand's employment with the Company. In conjunction with his employment agreement, Mr. Rustand received (i) a grant of 27,500 shares of restricted stock vesting over four and one-half years under the 1992 Plan pursuant to a Restricted Stock Agreement together with a cash award as shares vest in an amount sufficient to pay associated federal and state income taxes, and (ii) a grant of options to purchase 250,000 shares of the Company's stock vesting over five years under the 1992 Plan. The Company is required to assist in purchasing a life insurance contract up to $2,000,000 pursuant to a split dollar life insurance agreement.

         Each employment agreement also provides that the executive will receive his or her base salary plus certain benefits for two years (18 months for Mr. Stuart and one year for Mr. Liebner) if the agreement is not renewed and for the longer of the duration of the contract or two years (18 months for Mr. Stuart, one year for Mr. Liebner) if the executive's employment is terminated without cause or, in the case of Messrs. Rustand, Bolin, Edwards and Liebner, if such persons terminate the agreement for good reason or should become disabled. In addition, each agreement provides for the Company to indemnify the executive for certain liabilities arising from actions taken within the scope of employment. Each employment agreement contains restrictive covenants pursuant to which the executive has agreed not to compete with the Company or to solicit any clients or employees of the Company for a period of two years after the executive's employment ceases.

         Change of control agreements entered into by Messrs. Rustand, Bolin, Edwards, Stuart and Liebner (the "Change of Control Agreements") provide that in the event of a change of control and the surviving entity or individuals in control do not offer such persons employment, terminate their employment, or such persons terminate their employment for good reason, including a reduction of their respective duties and/or salary or the surviving entity's failure to assume their respective employment and change of control agreements, such persons will receive two years' severance pay (18 months for Stuart) plus certain benefits, including the acceleration of exercisability of their stock options or the payment of the value of such stock options in the event they are not accelerated or replaced with comparable options. For purposes of the Change of Control Agreements, a "change of control" includes (i) the acquisition of beneficial ownership by certain persons, acting alone or in concert with others, of 30% or more of the combined voting power of the Company's then outstanding voting securities; (ii) during any two-year period, Board members of the Company at the beginning of such period cease to constitute at least a majority thereof (except that any new Board member approved by at least two-thirds of the Board members then still in office, who were directors at the beginning of such period, is considered to be a member of the current Board); or (iii) approval by the Company's shareholders of certain reorganizations, mergers, consolidations, liquidations or sales of all or substantially all of the Company's assets.

         In conjunction with their employment agreements, each of the Named Executive Officers entered into a Conditional Stock Grant Agreement (the "Stock Grant Agreement"). Each Stock Grant Agreement provided for the issuance of shares of Common Stock subject to certain transfer and forfeiture restrictions and restricts the executive from transferring any shares issued thereunder until the lapse of the forfeiture restrictions. Each stock grant agreement also provides for the forfeiture of all shares issued to the executive thereunder if the executive leaves the employ of the Company for any reason within the two-year period after the date of the agreement and for the forfeiture of certain shares after such period if the executive violates the noncompetition or nonsolicitation covenants contained in the executive's employment agreement.

EMPLOYEE STOCK OWNERSHIP PLAN

         The ESOP is a tax-qualified employee stock ownership trust for the benefit of current and former employees age 21 or over of the Company and its subsidiaries. The ESOP was established in 1978 through the purchase from Louis
A. Witzeman, the Company's founder, of approximately 63% of the then outstanding Common Stock of the Company in exchange for real estate and a note in the principal amount of $728,000, with interest at 10% per annum, which note has been paid in full. From time to time since the establishment of the ESOP, the Company has contributed newly issued shares and treasury shares of Common Stock and cash as employer contributions. The ESOP has used such cash contributions to pay the note to Mr. Witzeman and to repurchase shares of Common Stock distributed from the ESOP. Cash contributions of $298,500, $171,000, and $30,000 were made for the fiscal years ended June 30, 1992, 1993, and 1995, respectively. Stock contributions of 11,685 and 4,364 shares were made for the fiscal years ended June 30, 1995 and 1996, respectively. As of June 30, 1996, there were 7,042 participants in the ESOP. Julian F. Weltsch is the Trustee of the ESOP. The Company's ESOP Administrative Committee is responsible for directing the Trustee in the general administration of the ESOP. With respect to the shares of Common Stock of the Company held by the ESOP, the participants in the ESOP are authorized to control how votes are cast by giving instructions to the Trustee. Each participant may control the voting of such shares in the proportion which the value of that participant's benefit in the ESOP fund bears to the total value of all benefits therein. The ESOP permits any fully vested employee to receive an in-service distribution of up to 50% of his or her account balance while employed by the Company. An in-service distribution results in deferment of the receipt of the balance of such employee's account until three years after retirement or termination of employment. Participants in the ESOP otherwise may only request distribution of their ESOP account balance in shares of Common Stock under certain circumstances including termination of employment, early retirement, retirement, death and disability. In fiscal 1996, 105,974 shares were so distributed. In addition, upon completion of 10 plan years of service and attainment of age 55, participants have the right to direct the investment of 25% of their accounts into other diversified investments. Each participant's account vests 20% after three years of service and 20% each additional year thereafter.

1989 STOCK OPTION PLAN

         The 1989 Stock Option Plan (the "1989 Plan") provides for the granting of nonqualified stock options. Options may be issued to key employees and directors of the Company or its subsidiaries ("Eligible Persons"). There are currently options outstanding to acquire 409,075 shares of the Company's Common Stock under the 1989 Plan. No more options will be issued under the 1989 Plan. The expiration date, maximum number of shares purchasable and the other provisions of the Options, including vesting provisions, were established at the time of grant. Options were granted for terms of up to 10 years and become exercisable in whole or in one or more installments at such time as was determined by the Plan Administrator upon the grant of the Options. Exercise prices of Options shall be the fair market value of the Common Stock at the time of the grant. In the event of a change in control of the Company, all options will be terminated and the optionholder must be paid in cash the difference between the fair market value of his or her options and their exercise price.

1992 STOCK OPTION PLAN

         The 1992 Stock Option Plan (the "1992 Plan") provides for the granting of options to acquire Common Stock of the Company, the direct granting of Common Stock of the Company, the granting of stock appreciation rights, or the granting of other cash awards. The 1992 Plan is more fully discussed at "PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1992 STOCK OPTION PLAN."

EMPLOYEE STOCK PURCHASE PLAN

         The Company has adopted an Employee Stock Purchase Plan (the "ESPP"), which allows eligible employees of the Company to purchase shares of Common Stock at semi-annual intervals through periodic payroll deductions under the ESPP. The Board has reserved 150,000 shares of Common Stock for this purpose. The purchase price per share, in general, will be 85% of the closing stock price of the Company's Common Stock on the participant's entry date into the offering period. The purchase price is to be paid through periodic payroll deductions not to exceed 10% of the participant's earnings due each semi-annual period of participation within the offering period. However, no participant may purchase more than $25,000 worth of Common Stock annually.

         The purchase right of a participant will terminate automatically in the event the participant ceases to be an employee of the Company, and any payroll deductions collected from such individual during the semi-annual period in which such termination occurs will be refunded. However, in the event of the participant's disability or death, such payroll deduction may be applied to the purchase of the Common Stock on the next semi-annual purchase date.

         The ESPP provides for three annual offerings through the end of July 1997. If the proposed amendment to the ESPP is approved by the stockholders, the term will be extended an additional seven years.

401(K) PLAN

         The Company has a contributory retirement plan (the "401(k) Plan") for the majority of its employees with at least one year of service. The 401(k) Plan is designed to provide tax-deferred income to the Company's employees in accordance with the provisions of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").

         The 401(k) Plan provides that each participant may contribute up to 12% of his or her salary (not to exceed the statutory limit). The Company has historically elected to make a fixed matching contribution to each participant's account of up to 2% of total annual cash compensation received by respective participants and a discretionary matching contribution in an amount equal to a percentage determined by the Board of Directors of the contribution made by participants. Discretionary matching contributions vest over a period of seven years. All contributions by participants and fixed matching contributions of the Company vest immediately. Under the terms of the 401(k) Plan, the Company also may make discretionary profit sharing contributions. Profit sharing contributions are allocated among participants based on their annual compensation. Each participant has the right to direct the investment of his or her funds among certain named plans.

         Upon death, disability, retirement or the termination of employment, participants may elect to receive periodic or lump sum payments. Additionally, amounts may be withdrawn in cases of demonstrated hardship. Amounts contributed to the 401(k) Plan by the Company for the named executive officers are set forth in the Summary Compensation Table under the caption "EXECUTIVE COMPENSATION."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended June 30, 1996, the Company's Human Resource/Compensation/Organization Committee consisted of Mr. Rustand, the Company's Chief Executive Officer and a director, and Messrs. Clement and Turner, currently directors of the Company.


                        COMPLIANCE WITH SECTION 16 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it during the fiscal year ended June 30, 1996, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year or prior fiscal years.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company paid approximately $122,000 for the fiscal year ended June 30, 1996 for legal services to Jekel & Howard, attorneys at law, of which Mr. Jekel is a principal. The Company believes that these services were provided on terms no less favorable to the Company than could have been obtained from an unrelated firm. Mr. Jekel is a participant in the Company's ESOP. Mr. Jekel also receives $1,000 per month for services rendered to the Company and for serving on the Board of Directors. Such services are terminable at will by the Company.

         The Company paid approximately $72,000 for the year ended June 30, 1996 to Louis A. Witzeman under leases for five fire and ambulance stations. These leases can be cancelled by the Company at any time. The Company believes that these transactions are on terms no less favorable to the Company than could have been obtained from unrelated third parties. Mr. Witzeman received $79,000 for the fiscal year ended June 30, 1996 for fire protection and EMS advisory and consulting services and for serving on the Board of Directors.

         All future transactions between the Company and its officers, directors and principal stockholders will be on terms no less favorable to the Company than could be obtained from unaffiliated persons and will require the approval of the Company's independent directors.


        REPORT OF THE HUMAN RESOURCE/COMPENSATION/ORGANIZATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

GENERAL

         The Human Resource/Compensation/Organization Committee of the Board of Directors (the "Committee") administers the compensation programs for the Company's executive officers. The Committee is composed exclusively of independent, non-employee directors who are not eligible to participate in any of management's programs.

         The Committee presents the following report on the compensation for the Company's executive officers for fiscal 1996.

OVERVIEW AND PHILOSOPHY

         The Company's executive compensation programs are based on the belief that the interests of executive officers should be directly aligned with those of the stockholders. The programs are strongly oriented toward a pay-for-performance philosophy that includes a significant percentage of variable compensation, and results in executives accumulating significant equity positions in the Company's Common Stock. The Committee has established the following principles to guide development of the Company's compensation programs and to provide a framework for compensation decisions:

         - provide a total compensation package that will attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding performance, and retain executives whose skills are critical for building long-term stockholder value;

         - establish annual incentives for senior management that are directly tied to the overall financial performance of the Company; and

         - implement longer-term incentives that focus executive officers on managing from the perspective of an owner with an equity stake in the business, principally by the granting of Company stock and stock options.

COMPENSATION PROGRAMS AND PRACTICES

         The Committee determines salary ranges and incentive award opportunities for all corporate officers. The Company's management compensation program consists of cash and equity based components.

         Cash Component: Cash compensation is designed to fluctuate with Company performance. In the years that the Company exhibits superior performance cash compensation is designed to generally be above average levels; when financial performance is below goal, cash compensation is designed to be below average competitive levels. This is achieved through the Management Incentive Plan (MIP), which is paid out semi-annually only if predetermined quantitative and qualitative goals are attained.

                  Base Pay: Base pay guidelines are established for Company officers and managers based on their relative job content as measured by the Hay Management Job Classification System. Individual base pay within the guidelines is based on sustained individual performance toward achieving the Company's goals. Annual modifications to base pay levels are proposed by the President and approved by the Committee each August. Base pay modifications for executive officers averaged approximately 4% in fiscal 1996.

                  Management Incentive Plan: The MIP is an annual cash incentive plan. At the beginning of each fiscal year, detailed performance contracts are created between the Company and the executive that document the executive's accountabilities, and define levels of performance on those accountabilities. A portion of the performance contract is weighted to the overall financial performance of the Company, and a portion is weighted to the executive's particular area of responsibility. MIP opportunity for executive officers can be as high as 80% of the base pay midpoint of the executive officer's pay range.

         Equity-based Component: The Company has a long history of encouraging employees to become stockholders. In 1978, the Company formed an Employee Stock Ownership Plan (ESOP) for the benefit of all qualified employees. Over 90% of the Company's full and part-time employees are beneficiaries of the ESOP trust. In 1989, the Company implemented its first stock option plan through which the Company could grant qualified and non-qualified stock options to management employees. The Company believes that equity-based compensation in the form of the ESOP and stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on the future appreciation of the Company's stock. The Senior Committee of the Board grants stock options using criteria consistent with the level of an executive's anticipated impact on the Company's goals and objectives. A description of the Company's stock option plans is set forth under "EXECUTIVE COMPENSATION -- 1989 STOCK OPTION PLAN" and "PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1992 STOCK OPTION PLAN." See "EXECUTIVE COMPENSATION -- OPTION GRANTS" for options granted to executive officers during fiscal 1996.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND PRESIDENT

         The Committee uses the same factors and criteria described above in making compensation decisions regarding the Chief Executive Officer and the President. Mr. Rustand and Mr. Bolin are compensated pursuant to the agreements described under the section entitled "EXECUTIVE COMPENSATION - EMPLOYMENT AGREEMENTS AND STOCK GRANT AGREEMENTS." During the fiscal year ended June 30, 1996, Mr. Rustand's base pay was $275,000. The cash portion of his MIP incentive was approximately 78% of his cash compensation during the year. The Committee believes that the MIP bonus was reasonable based on the Company's overall performance in fiscal 1996. During the fiscal year ended June 30, 1996, Mr. Bolin's base pay was $211,200. See the table under "EXECUTIVE COMPENSATION -- OPTION GRANTS" for information regarding options granted to Mr. Bolin in fiscal 1996.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         Section 162(m) of the Internal Revenue Code, enacted in 1993 and effective in 1994, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met.

         The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with Section 162(m).

                                       Members of the Human Resource/
                                       Compensation/Organization Committee


                                       Warren S. Rustand
                                       Cor J. Clement
                                       William C. Turner


                            COMPANY PERFORMANCE GRAPH

         The following line graph compares cumulative total stockholder return, assuming reinvestment of dividends, for: (i) the Common Stock; (ii) NASDAQ Combined Composite Index; and (iii) the Russell 2000 Index. Because the Company did not pay dividends on its Common Stock during the measurement period, the calculation of the cumulative total stockholder return on the Common Stock did not include dividends. The Russell 2000 Index is included because it is comprised of publicly traded issuers with total market capitalization of between $105,000,000 and $746,000,000, which is similar to the Company's total market capitalization. Because of the small number of publicly traded companies in the Company's peer group, the Company does not believe it can reasonably identify a group of peer issuers. The graph assumes $100 was invested on July 16, 1993 (the date on which the Company consummated its initial public offering and was registered under Section 12 of the Exchange Act).

                      Company     Stock Index     Industry Group Index
                      -------     -----------     --------------------
          7/16/93       100            100                 100
          6/30/94       132            100                 102
          6/30/95       178            132                 120
          6/30/96       274            168                 147

               PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has approved a proposal to amend the Company's Employee Stock Purchase Plan (the "ESPP"), subject to approval by the Company's stockholders. The amendments to the ESPP will (a) remove the prohibition on participation by Committee members as permitted by the Rules; (b) extend the term of the plan for a period of an additional seven years; and (c) make other revisions to comply with the provisions of the recently adopted Rules that do not require stockholder approval. The Board of Directors recommends a vote "For" the proposed amendment to the ESPP.

         The purpose of the ESPP is to promote superior levels of performance from, and to encourage stock ownership by, eligible employees of the Company by increasing their interest in the success of the Company. The ESPP is designed to meet this goal by offering financial incentives for employees to purchase Common Stock of the Company, thereby increasing the interest of employees in pursuing the long-term growth, profitability and financial success of the Company. The Company believes the proposed amendment to extend the term of the ESPP for an additional seven years will further the achievement of this goal. The Board of Directors believes that the proposed amendment to remove the prohibition on participation by Committee members in the ESPP is necessary to attract, retain and motivate directors.


       PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1992 STOCK OPTION PLAN

         The Board of Directors has approved a proposal to amend and restate the Company's 1992 Stock Option Plan, subject to approval by the Company's stockholders. The amendments to the 1992 Plan will (a) remove the prohibition on participation by Senior Committee members in the Discretionary Grant Program as permitted by the Rules; (b) provide for the discretion of the plan administrator to determine the exercise period for nonqualified options upon termination of service; and (c) make other revisions to comply with the provisions of the recently adopted Rules that do not require stockholder approval. A copy of the proposed amended and restated 1992 Plan is attached as Appendix A to this Proxy Statement. The Board of Directors recommends a vote "For" the proposed amended and restated 1992 Plan.

         The 1992 Plan is intended to promote the interests of the Company by providing key employees, non-employee members of the Board of Directors, consultants and other independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. Presently, the number of shares of Common Stock with respect to which options may be issued under the 1992 Plan is 3,390,750. Through September 30, 1996, the Company has granted options covering 2,515,180 shares of Common Stock previously reserved for issuance under the 1992 Plan.

1992 STOCK OPTION PLAN

GENERAL

         The 1992 Plan, as amended, is divided into two programs: the Discretionary Grant Program and the Automatic Option Program. The Discretionary Grant Program provides for the granting of options to acquire Common Stock of the Company ("Options"), the direct granting of the Common Stock of the Company ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards are collectively referred to herein as "Awards"). Options and Awards under the 1992 Plan may be issued to executives, key employees, and others providing valuable services to the Company and its subsidiaries. The Options issued may be incentive stock options or nonqualified stock options. The Company believes that the Discretionary Grant Program represents an important factor in attracting and retaining executives and other key employees and constitutes a significant part of the compensation program for employees. The Automatic Option Program provides for the automatic grant of Options to acquire the Company's Common Stock ("Automatic Options"). Automatic Options are granted to members of the Company's Board of Directors who are not employed by the Company ("Eligible Directors"). The Company believes that the Automatic Option Program promotes the interests of the Company by providing such directors the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and an increased personal interest in its continued success and progress.

         If any change is made in the stock subject to the 1992 Plan, or subject to any Option or SAR granted under the 1992 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1992 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1992 Plan and the number of shares and exercise price per share of stock subject to outstanding Options. An optionholder will not have any of the rights of a stockholder with respect to optioned shares until such holder exercises the Option.

ELIGIBILITY AND ADMINISTRATION

         Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company or subsidiaries of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company or to subsidiaries of the Company. Options that are incentive stock options may be granted only to key personnel of the Company (and its subsidiaries) who are also employees of the Company (or its subsidiaries).

         The Eligible Persons under the Discretionary Grant Program are divided into two groups, and there will be a separate administrator (each, a "Plan Administrator") for each group. One group consists of Eligible Persons who are executive officers and directors of the Company and all persons who own 10% or more of the Company's issued and outstanding stock. The power to administer the Discretionary Grant Program with respect to those persons may be vested either with the Board of Directors or with a committee comprised of two or more "Non-Employee Directors" (as such term is defined under Rule 16(b)(3)(i) promulgated under the 1934 Act) who are appointed by the Board (the "Senior Committee"). The Senior Committee, in its sole discretion, may require approval of the Board of Directors for specific grants of Options or Awards under the Discretionary Grant Program. If the proposed amended and restated 1992 Plan is approved by the stockholders, members of the Senior Committee may participate in the Discretionary Grant Program as permitted by the Rules. The second group consists of Eligible Persons who are not executive officers or directors of the Company and those who do not own 10% or more of the Company's issued and outstanding stock. The power to administrate the Discretionary Grant Program with respect to the second group of Eligible Persons may be vested exclusively with the Board of Directors of the Company or with a committee of two or more directors. Each Plan Administrator will determine (a) which of the Eligible Persons in its group will be granted Options and Awards, (b) the amount and timing of such grant, and (c) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1992 Plan.

         To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code of 1986, as amended (the "Code"). The maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the 1992 Plan may not exceed 25% of the shares of stock covered by the 1992 Plan.

EXERCISE OF OPTIONS

         The expiration date, maximum number of shares purchasable and the other provisions of the Options, including vesting provisions, are established at the time of grant. Options may be granted for terms of up to 10 years. Options vest and thereby become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the Discretionary Grant Program in the event of a "Change in Control" (as defined in the 1992 Plan).

         The exercise prices of Options are determined by the Plan Administrator, but if the option is intended to be an incentive stock option may not be less than 100% (110% if the option is granted to a stockholder who at the time the option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries) of the fair market value of the Common Stock at the time of the grant.

         Options or awards granted pursuant to the Discretionary Grant Program may be assigned, encumbered or otherwise transferred by the optionholder or grantee if specifically allowed by the Plan Administrator upon the grant of such Option or Award. If any optionholder ceases to be employed by the Company for a reason other than death, such optionholder may, within three months after the termination of such employment, exercise some or all of the vested incentive stock options held by such employee. However, termination for cause terminates all Options held by such employee.

         If the proposed amended and restated 1992 Plan is approved by the stockholders, Options which are not incentive stock options and which are outstanding at the time an optionholder's service to the Company terminates will remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant of such Options. However, if the optionholder is discharged for cause, all Options held by such optionholder will terminate.

AWARDS

         The Plan Administrators also may grant Awards to Eligible Persons under the 1992 Plan. Awards may be granted in the form of SARs, Stock Awards or Cash Awards. Through September 30, 1996, Stock Awards in the amount of 31,980 shares have been granted under the 1992 Plan.

         Awards granted in the form of SARs entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price stated in the award agreement to the market value of the Common Stock on the date first exercised or surrendered. The Plan Administrators may determine, consistent with the 1992 Plan, such terms, conditions, restrictions and limitations, if any, on any SARs.

         Awards granted in the form of Stock Awards entitle the recipient to receive directly Common Stock. Awards granted in the form of cash entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions and limitations, if any, on any Awards.

         The 1992 Plan provides that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1992 Plan without stockholder approval.

TERMS AND CONDITIONS OF AUTOMATIC OPTIONS

         The 1992 Plan provides that (i) each year at the meeting of the Board of Directors held immediately after the annual meeting of stockholders, each Eligible Director will be granted an Automatic Option to acquire 2,500 shares of Common Stock (except that the Chairman of the Board will receive an Automatic Option to acquire 5,000 shares if the chairman is an Eligible Director), and
(ii) each year each Eligible Director will receive an Automatic Option (the "Formula Option") to acquire a number of shares equal to 1,000 shares for each $0.05 EPS Increase, subject to a maximum of 5,000 shares of stock per Eligible Director. For purposes of the foregoing, "EPS Increase" means the amount by which earnings per share for the most recent fiscal year exceeds the earnings per share for the previous fiscal year. Automatic Options (other than the Formula Options) will vest one day prior to the next annual meeting of stockholders after the applicable grant date unless the next annual meeting of stockholders occurs less than six months after the applicable grant date, in which case the Automatic Option will vest on the first anniversary of the applicable grant date. Each Formula Option will vest on the first anniversary of the applicable grant date.

         The 1992 Plan will grant new Eligible Directors Automatic Options to acquire 10,000 shares of Common Stock on the date of their first appointment or election to the Board. Such Automatic Options granted to new Eligible Directors vest one day prior to the next annual meeting of stockholders that occurs after the applicable grant date unless the next annual meeting of stockholders occurs less than six months after the applicable grant date, in which case the Automatic Options become exercisable and vest on the first anniversary of the applicable grant date. An Eligible Director is not eligible to receive the 2,500 share Automatic Option or the Formula Option if that grant date is within 30 days of such Eligible Director receiving the 10,000 share Automatic Option.

         The 1992 Plan provides that, in the event of a Change in Control, all unvested Automatic Options will automatically accelerate and immediately vest so that each outstanding Automatic Option will, immediately prior to the effective date of such Change in Control, become fully exercisable.

         The exercise price per share of stock subject to each Automatic Option is equal to the 100% of the fair market value per share on the date of the grant of the Automatic Option. Each Automatic Option expires on the tenth anniversary of the date. Eligible Directors also may be eligible to receive Options or Awards under the Discretionary Option Program or option grants or direct stock issuances under any other plans of the Company. Cessation of service on the Board terminates any Automatic Options for shares that were not vested at the time of such cessation. Automatic Options are nontransferable other than by will or the laws of descent and distribution on the death of the optionholder and, during the lifetime of the optionholder, are exercisable only by such optionholder.

DURATION AND MODIFICATION

         The 1992 Plan will remain in force until November 5, 2002. The Board of Directors of the Company at any time may amend the 1992 Plan except that, without the approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company, the Board of Directors may not (i) increase, except in the case of certain organic changes to the Company, the maximum number of shares of Common Stock subject to the 1992 Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Option may be exercised, (iii) extend the term of the 1992 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1992 Plan, or (v) materially increase the benefits accruing to participants under the 1992 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the 1992 Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1992 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the 1934 Act without the consent of the stockholders of the Company.

REASONS FOR AND EFFECT OF THE PROPOSED AMENDMENT AND RESTATEMENT

         The Board of Directors believes that the approval of the proposed amendments to and restatement of the 1992 Plan is necessary to achieve the purposes of the 1992 Plan and to promote the welfare of the Company and its stockholders generally. The Board of Directors believes that the proposed amendments to the 1992 Plan will aid the Company in attracting and retaining directors, officers and key employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed amendments will further strengthen the identity of interest of the directors, officers and key employees with that of the stockholders.

         It is proposed to amend the 1992 Plan to remove the prohibition on participation by Senior Committee members in the Discretionary Grant Program as permitted by the Rules. The Board of Directors believes that this amendment is necessary to attract, retain and motivate Eligible Directors and to encourage such Directors to serve as members of the Senior Committee. It also is proposed to amend the 1992 Plan to provide the Plan Administrator broader discretion in determining the exercise period for non-qualified options upon termination of service, which is intended to provide greater flexibility in structuring compensation for Eligible Persons.

         The restatement of the 1992 Plan is intended to reflect other minor technical revisions and to provide for one integrated document to avoid confusion.

FEDERAL INCOME TAX CONSEQUENCES FOR STOCK OPTIONS

         Certain options granted under the 1992 Plan will be intended to qualify as incentive stock options under Code Section 422. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the option price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the option or one year after the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the option price and the fair market value of the shares on the date of exercise of the option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the option was exercised.

         Certain other options issued under the 1992 Plan, including options issued automatically to the non-employee members of the Board of Directors, will be nonqualified options. The income tax consequences of nonqualified options will be governed by Code Section 83. Under Code Section 83, the excess of the fair market value of the shares of the Common Stock acquired pursuant to the exercise of any option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the optionholder in the first taxable year in which the Common Stock acquired by the optionholder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that the optionholder recognizes income. The Company will be required to withhold income tax with respect to income reportable pursuant to Code Section 83 by an optionholder. The basis of the shares acquired by an optionholder will be equal to the option price of those shares plus any income recognized pursuant to Code Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date of the substantial risk of forfeiture lapsed, or, if a Section 83(b) election is made, one year from the date the shares were acquired.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1997 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Stockholder proposals that are intended to be presented by stockholders at the annual meeting of stockholders of the Company for the fiscal year ending June 30, 1997, to be included in the proxy statement and form of proxy relating to such meeting, must be received by the Company no later than June 17, 1997. Under the Company's bylaws, certain procedures are provided that a stockholder must follow to nominate persons for election as a director or to introduce an item of business at an annual meeting of stockholders. To be timely under these procedures, notice of such nomination or business must be received by the Company no later than: (i) 60 days prior to the annual meeting if such meeting is to be held on a day that is between October 21, 1997 and November 21, 1997;
(ii) 90 days in advance of the annual meeting if the meeting is to be held on or after November 21, 1997; or (iii) if the annual meeting is to be held on another date, on or before the close of business on the 15th day following the date of public disclosure of the date of such meeting.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                        Dated: October 15, 1996

                                   APPENDIX A

                             RURAL/METRO CORPORATION

                             1992 STOCK OPTION PLAN
                       (AS AMENDED THROUGH SEPTEMBER 1996)

                                    ARTICLE I
                                     GENERAL

         1.1      PURPOSE OF PLAN; TERM

                  (a) BACKGROUND. On November 6, 1992, the predecessor to Rural/Metro Corporation, a Delaware corporation (the "Company"), adopted the Rural/Metro Corporation Senior Management Stock Option Plan (the "Original Plan"). Thereafter, the Original Plan was amended and restated (the "Amended and Restated Plan") and the stockholders approved the Amended and Restated Plan. The Amended and Restated Plan was subsequently assumed by the Company upon a merger with the predecessor. On September 21, 1994, the Company's Board of Directors (the "Board") adopted an Amended and Restated 1992 Stock Option Plan (as amended through August 1994) whereby an Automatic Grant Program was added, additional shares of Stock were authorized to be issued under the Plan, and certain other technical changes were made. The Amended and Restated 1992 Stock Option Plan (as amended through August 1994) was approved by the stockholders of the Company on December 8, 1994 and shall be referred to herein as the "Revised 1994 Plan." On October 17, 1995, the Board adopted an Amended and Restated 1992 Stock Option Plan (as amended through October 1995) (referred to herein as the "Revised 1995 Plan") whereby the Automatic Grant Program was amended, additional shares of stock were authorized to be issued under the Plan, and certain other technical changes were made. The Revised 1995 Plan was approved by the stockholders of the Company on December 8, 1995. On September 6, 1996, the Board adopted a newly Amended and Restated 1992 Stock Option Plan (the "Revised 1996 Plan") whereby certain technical changes were made. The Revised 1996 Plan must be approved by the stockholders of the Company within one year of the date of its adoption by the Board. If not approved by the stockholders, the Revised 1995 Plan shall continue in effect. If the Revised 1996 Plan is not timely approved by the stockholders, any Options or Awards issued after the date of the adoption of the Revised 1995 Plan shall remain valid and unchanged to the extent that such Options or Awards contain terms such that they could have been issued under the Revised 1995 Plan. This Amended and Restated Stock Option Plan shall be known as the Rural/Metro Corporation 1992 Stock Option Plan (the "Plan"). Any Options or Awards outstanding prior to the adoption by the Board of the Revised 1996 Plan shall remain valid and unchanged.

                  (b) DEFINED TERMS. All initially capitalized terms used hereby shall have the meaning set forth in Article V hereto.

                  (c) GENERAL PURPOSE. The Plan shall be divided into two programs: the Discretionary Grant Program and the Automatic Grant Program.

                           (i) DISCRETIONARY GRANT PROGRAM. The purpose of the
Discretionary Grant Program is to further the interests of the Company and its stockholders by encouraging key persons associated with the Company (or Parent or Subsidiary Corporations) to acquire shares of the

Company's Stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the discretionary granting of options to acquire the Company's Stock ("Discretionary Options"), the direct granting of the Company's Stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards").

                           (ii) AUTOMATIC GRANT PROGRAM. The purpose of the
Automatic Grant Program is to promote the interests of the Company by providing non-employee members of the Board the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and to thereby have an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Company's Stock ("Automatic Options").

                  (d) CHARACTER OF OPTIONS. Discretionary Options granted under this Plan to employees of the Company (or Parent or Subsidiary Corporations) that are intended to qualify as "incentive stock options" as defined in Code section 422 ("Incentive Stock Options") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (e) RULE 16B-3 PLAN. With respect to persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by a Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

                  (f) DURATION OF PLAN. The term of the Plan is 10 years commencing on the date of adoption of the Original Plan by the Board as specified in Section 1.1(a) hereof. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

         1.2      STOCK AND MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN.

                  (a) DESCRIPTION OF STOCK AND MAXIMUM SHARES ALLOCATED. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock, $.01 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 4.1 hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 3,390,750 shares of Stock, which includes 65,750 shares of Stock previously authorized under the Company's 1989 Stock Option Plan. Upon the adoption of the Revised 1995 Plan by the Company's stockholders, the Company's 1989 Stock Option Plan was terminated such that no more options may be granted under that plan.

                  (b) CALCULATION OF AVAILABLE SHARES. For purposes of calculating the maximum number of shares of Stock which may be issued under the
Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

                  (c) RESTORATION OF UNPURCHASED SHARES. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

         1.3      APPROVAL; AMENDMENTS.

                  (a) APPROVAL BY STOCKHOLDERS. The Revised 1996 Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised 1996 Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. The date such stockholder approval has been obtained shall be referred to herein as the "Effective Date."

                  (b) COMMENCEMENT OF PROGRAMS. The Automatic Grant Program herein, shall commence immediately. The Discretionary Grant Program, as revised herein, shall commence immediately subject to the terms set forth in Section 1.1(a).

                  (c) AMENDMENTS TO PLAN. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the applicable Optionholder, take any action which disqualifies any Discretionary Option previously granted under the Plan for treatment as an Incentive Stock Option or which adversely affects or impairs the rights of the Optionholder of any Discretionary Option outstanding under the Plan, and further provided that, except as provided in Article IV hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Discretionary Options may be granted or the exercise price at which any outstanding Discretionary Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Discretionary Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Discretionary Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Discretionary Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

                                   ARTICLE II
                           DISCRETIONARY GRANT PROGRAM

         2.1      PARTICIPANTS; ADMINISTRATION.

                  (a) ELIGIBILITY AND PARTICIPATION. Discretionary Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; provided that (1) Incentive Stock Options may only be granted to key personnel of the Company (and its Parent or Subsidiary Corporations) who are also employees of the Company (or its Parent or Subsidiary Corporations), and
(2) the maximum number of shares of stock with respect to which Options or SARs may be granted to any employee during the term of the Plan shall not exceed 25 percent of the shares of stock covered by the Plan. A Plan Administrator shall have full authority to determine which Eligible Persons in its administered group are to receive Discretionary Option grants under the Plan, the number of shares to be covered by each such grant, whether or not the granted Discretionary Option is to be an Incentive Stock Option, the time or times at which each such Discretionary Option is to become exercisable, and the maximum term for which the Discretionary Option is to be outstanding. A Plan Administrator shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Discretionary Grant Program and the conditions relating to such Award.

                  (b) GENERAL ADMINISTRATION. The Eligible Persons under the Discretionary Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding equity securities. Initially, the power to administer the Discretionary Grant Program with respect to Eligible Persons that are Affiliates shall be vested with the Board. At any time, however, the Board may vest the power to administer the Discretionary Grant Program with respect to Persons that are Affiliates exclusively with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors which are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Discretionary Options or Awards under the Discretionary Grant Program. The administration of all Eligible Persons that are not Affiliates ("Non-Affiliates") shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of two or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Discretionary Grant Program with respect to the Non-Affiliates. In addition, the Board may establish an additional committee or committees of persons who are members of the Board and delegate to such other committee or committees the power to administer all or a portion of the Discretionary Grant program with respect to all or a portion of the Eligible Persons. Members of the Senior Committee, Employee Committee or any other committee allowed hereunder shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate all or a portion of the functions of the Senior Committee, the Employee Committee, or any other committee allowed hereunder and reassume all or a portion of powers and authority previously delegated to such committee. The Board in its discretion may also require the members of the Senior Committee, the Employee

Committee or any other committee allowed hereunder to be "outside directors" as that term is defined in any applicable regulations promulgated under Code section 162(m).

                  (c) PLAN ADMINISTRATORS. The Board, the Employee Committee, Senior Committee, and/or any other committee allowed hereunder, whichever is applicable, shall be each referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Discretionary Grant Program, to grant Discretionary Options or Awards under the Discretionary Grant Program, to establish such rules and regulations as they may deem appropriate with respect to the proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the Discretionary Grant Program and any outstanding Discretionary Option or Award as they may deem necessary or advisable. Unless otherwise required by law or specified by the Board with respect to any committee, decisions among the members of a Plan Administrator shall be by majority vote. Decisions of a Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Grant Program or any outstanding Discretionary Option or Award.

                  (d) GUIDELINES FOR PARTICIPATION. In designating and selecting Eligible Persons for participation in the Discretionary Grant Program, a Plan Administrator shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. A Plan Administrator also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as a Plan Administrator shall deem relevant in connection with accomplishing the purpose of the Plan.


         2.2      TERMS AND CONDITIONS OF OPTIONS

                  (a) ALLOTMENT OF SHARES. A Plan Administrator shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of a Discretionary Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) EXERCISE PRICE. Upon the grant of any Discretionary Option, a Plan Administrator shall specify the option price per share. If the Discretionary Option is intended to qualify as an Incentive Stock Option under the Code, the option price per share may not be less than 100 percent of the fair market value per share of the stock on the date the Discretionary Option is granted (110 percent if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation). The determination of the fair market value of the Stock shall be made in accordance with the valuation provisions of Section 4.5 hereof.

                  (c) INDIVIDUAL STOCK OPTION AGREEMENTS. Discretionary Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 2.2. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains,

(ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not to compete and remedies for the Company in the event of the breach of any such covenant.

                  (d) OPTION PERIOD. No Discretionary Option granted under the Plan that is intended to be an Incentive Stock Option shall be exercisable for a period in excess of 10 years from the date of its grant (five years if the Discretionary Option is granted to a stockholder who at the time the Discretionary Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary Corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. A Discretionary Option may be exercised in full or in part at any time or from time to time during the term of the Discretionary Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (e) VESTING; LIMITATIONS. The time at which the Optioned Shares vest with respect to an Optionholder shall be in the discretion of that Optionholder's Plan Administrator. Notwithstanding the foregoing, to the extent a Discretionary Option is intended to qualify as an Incentive Stock Option, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an Incentive Stock Option shall be applied on the basis of the order in which such Options are granted.

                  (f) NO FRACTIONAL SHARES. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Discretionary Option granted under the Plan.

                  (g) METHOD OF EXERCISE. In order to exercise a Discretionary Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i) execute and deliver to the Company a written
notice of exercise signed in writing by the person exercising the Discretionary Option specifying the number of shares of Stock with respect to which the Discretionary Option is being exercised;

                           (ii) pay the aggregate Option Price in one of the
alternate forms as set forth in Section 2.2(h) below; and

                           (iii) furnish appropriate documentation that the
person or persons exercising the Discretionary Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Discretionary Option in accordance herewith) a certificate or certificates representing the Stock for which the Discretionary Option has been exercised in accordance with the provisions of this Plan. In no event may any Discretionary Option be exercised for any fractional shares.

                  (h) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) Full payment in cash or check made payable to the
Company's order; or

                           (ii) Full payment in shares of Stock held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                           (iii) If a cashless exercise program has been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (i) REPURCHASE RIGHT. The Plan Administrator may, in its sole discretion, set forth other terms and conditions upon which the Company (or its assigns) shall have the right to repurchase shares of Stock acquired by an Optionholder pursuant to a Discretionary Option. Any repurchase right of the Company shall be exercisable by the Company (or its assignees) upon such terms and conditions as the Plan Administrator may specify in the Stock Repurchase Agreement evidencing such right. The Plan Administrator may also in its discretion establish as a term and condition of one or more Discretionary Options granted under the Plan that the Company shall have a right of first refusal with respect to any proposed sale or other disposition by the Optionholder of any shares of Stock issued upon the exercise of such Discretionary Options. Any such right of first refusal shall be exercisable by the Company (or its assigns) in accordance with the terms and conditions set forth in the Stock Repurchase Agreement.

                  (j)      TERMINATION OF INCENTIVE STOCK OPTIONS.

                           (i) TERMINATION OF SERVICE. If any Optionholder
ceases to be in Service to the Company for a reason other than death, such Optionholder (or such Optionholder's successors in the case of the Optionholder's death) may, within three months after the date of termination of such Service, but in no event after the Incentive Stock Option's stated expiration date, exercise some or all of the Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that if Optionholder is discharged for cause, then the Incentive Stock Option shall thereafter be void for all purposes. "Cause" shall be limited to a termination of Service based upon a finding by the Plan Administrator that the Optionholder (a) has been convicted of a felony involving dishonesty, fraud, theft or embezzlement; (b) has repeatedly failed or refused, after written notice from the Company, in a material respect to follow reasonable policies or directives established by the Company; (c) has willfully and persistently failed, after written notice from the Company, to attend to material duties or obligations imposed upon him; (d) has performed an act or failed to act, which, if he were prosecuted and convicted, would constitute a felony involving $1,000 or more of money or property of the Company; or (e) has misrepresented or concealed a material fact for purposes of securing employment with the Company. Notwithstanding the foregoing, if any Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service, but in no event after the stated expiration date of the Optionholder's Incentive Stock Options, to exercise Incentive Stock Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

                           (ii) DEATH OF OPTIONHOLDER. If an Optionholder dies
while in the Company's Service, the Optionholder's vested Incentive Stock Options on the date of death shall be exercisable within three months of such death or until the stated expiration date of the Optionholder's Incentive Stock Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. As soon as practicable after receipt by the Company of the notice of exercise and of payment in full of the Option Price as specified in Sections 2.2(g) and (h) hereof, a certificate or certificates representing the Optioned Shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (k) TERMINATION OF NONQUALIFIED OPTIONS. Any Options which are not Incentive Stock Options and which are outstanding at the time an Optionholder dies while in Service to the Company or otherwise ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that if the Optionholder is discharged for Cause (as defined in Section 2.2(j)(i)), then the Option will thereafter be void for all purposes.

                  (l) OTHER PLAN PROVISIONS STILL APPLICABLE. If a Discretionary Option is exercised upon the termination of Service or death of an Optionholder under this Section 2.2, the other provisions of the Plan shall still be applicable to such exercise, including the requirement that the Optionholder or its successor may be required to enter into a Stock Repurchase Agreement.

                  (m) DEFINITION OF "SERVICE". For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders continuous services on a periodic basis to the Company (or to any Parent or Subsidiary Corporation) in the capacity of an employee, director, or an independent consultant or advisor. In the discretion of a Plan Administrator, an Optionholder shall be considered to be rendering continuous services to the Company even if the type of services change, e.g., from employee to independent consultant. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its Parent or Subsidiary Corporations.

         2.3 TERMS AND CONDITIONS OF STOCK AWARDS

                  (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) AWARD FOR SERVICES RENDERED. Stock Awards shall be granted in recognition of an Eligible Person's services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy any applicable Delaware corporate law, employment tax, and/or income tax withholding requirements.

                  (c) CONDITIONS TO AWARD. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

                  (d) AWARD AGREEMENTS. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

         2.4 TERMS AND CONDITIONS OF SARS

                  (a) ELIGIBILITY. All Eligible Persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) AWARD OF SARS. Concurrently with or subsequent to the grant of any Discretionary Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Discretionary Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person an SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such Shares are actually issued.

                  (c) CONDITIONS TO SAR. All SARs shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR AGREEMENTS. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) EXERCISE. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

                  (f) AMOUNT OF PAYMENT. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Discretionary Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) FORM OF PAYMENT. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 2.4(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h) TERMINATION OF EMPLOYMENT; DEATH. Section 2.2(j), applicable to Incentive Stock Options, and Section 2.2(k), applicable to nonqualified options, shall apply equally to the tandem SARs and if not issued in tandem, Section 2.2(k) shall apply to the SARs.

         2.5 OTHER CASH AWARDS

                  (a) IN GENERAL. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) CONDITIONS TO AWARD. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

                                   ARTICLE III
                             AUTOMATIC GRANT PROGRAM

         3.1 ELIGIBLE PERSONS UNDER THE AUTOMATIC GRANT PROGRAM. The persons eligible to participate in the Automatic Grant Program shall be limited to Board members who are not employed by the Company, whether or not such persons qualify as Non-Employee directors as defined herein ("Eligible Directors"). Persons who are eligible under the Automatic Grant Program may also be eligible to receive Discretionary Options or Awards under the Discretionary Grant Program or option grants or direct stock issuances under other plans of the Company.

         3.2 TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

                  (a) AMOUNT AND DATE OF GRANT. During the term of this Plan, Automatic Grants shall be made to each Eligible Director ("Optionholder") as follows:

                           (i) ANNUAL GRANTS. Each year on the Annual Grant Date
an Automatic Option to acquire 2,500 shares of Stock shall be granted to each Eligible Director (except that an Automatic Option to acquire 5,000 shares of Stock shall be granted to the Chairman of the Board, assuming the Chairman of the Board is an Eligible Director) for so long as there are shares of Stock available under Section 1.2 hereof. The "Annual Grant Date" shall be the date of the Company's annual stockholders meeting. Notwithstanding the foregoing, (i) any Eligible Director whose term ended on the Annual Grant Date and who was not re-elected on that date shall not be eligible to receive any automatic option grants on that Annual Grant Date, and (ii) any Eligible Director that was granted an Automatic Option under Section 3.2(a)(ii) hereof within 30 days of an Annual Grant Date shall be ineligible to receive an Automatic Option grant pursuant to this Section 3.2(a)(i) on such Annual Grant Date.

                           (ii) INITIAL NEW DIRECTOR GRANTS. On the Initial
Grant Date, every new member of the Board who is an Eligible Director and has not previously received an Automatic Option grant under this Section 3.2(a)(ii) shall be granted an Automatic Option to acquire 10,000 shares of Stock for so long as there are shares of Stock available under Section 1.2 hereof. The "Initial Grant Date" shall be the date that an Eligible Director is first appointed or elected to the Board.

                           (iii) FORMULA GRANT. Each year on the Formula Grant
Date, an Automatic Option to acquire shares of Stock shall be granted to each Eligible Director for so long as there are shares of Stock available under
Section 1.2 hereof. Each year, the number of shares of Stock that may be acquired under the Automatic Option granted pursuant to this Section 3.2(a)(iii) shall be an amount equal to 1,000 shares of Stock for each $.05 EPS Increase, subject to a maximum of 5,000 shares of Stock to each Eligible Director. For purposes of the foregoing, "EPS Increase" means the amount by which the earnings per share, as reported in the audited financial statements of the Company for the most recent fiscal year exceeds the earnings per share for the Company, as calculated under its audited financial statements, for the previous fiscal year. The "Formula Grant Date" shall be the later of the last day of the second calendar month occurring after the close of any fiscal year or the seventh day after the earnings of the Company have been publicly announced for any such fiscal year. Any Eligible Director that was granted an Automatic Option under
Section 3.2(a)(ii) hereof within 30 days of a Formula Grant Date shall be ineligible to receive an Automatic Option pursuant to this Section 3.2(a)(iii) on such Formula Grant Date.

                  (b) EXERCISE PRICE. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100 percent of the fair market value per share of the Stock on the date the Automatic Option was granted as determined in accordance with the valuation provisions of Section 4.5 hereof (the "Option Price").

                  (c) VESTING. Each Automatic Option Grant (other than the Formula Grant) shall become exercisable and vest one day before the next succeeding stockholders' meeting that occurs after the applicable grant date unless the next succeeding annual meeting occurs less than six months after the applicable grant date, in which case the Automatic Grant shall become exercisable and vest on the first anniversary of the applicable grant date. Each Automatic Option Grant that is a Formula Grant shall become exercisable and vest on the first anniversary of the applicable grant date. Each Automatic Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such vesting date.

                  (d) METHOD OF EXERCISE. In order to exercise an Automatic Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i) execute and deliver to the Company a written
notice of exercise signed in writing by the person exercising the Automatic Option specifying the number of shares of Stock with respect to which the Automatic Option is being exercised;

                           (ii) pay the aggregate Option Price in one of the
alternate forms as set forth in Section 3.2(e) below; and

                           (iii) furnish appropriate documentation that the
person or persons exercising the Automatic Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Company shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising the Automatic Option in accordance herewith) a certificate or certificates representing the Stock for which the Automatic Option has been exercised in accordance with the provisions of this Plan. In no event may any Automatic Option be exercised for any fractional shares.

                  (e) PAYMENT OF OPTION PRICE. The aggregate Option Price shall be payable in one of the alternative forms specified below:

                           (i) full payment in cash or check made payable to the
Company's order; or

                           (ii) full payment in shares of Stock held for the
requisite period necessary to avoid a charge to the Company's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 4.5 hereof); or

                           (iii) if a cashless exercise program has been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the

Company to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (f) TERM OF OPTION. Each Automatic Option shall expire on the tenth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in Article IV hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Automatic Option remains outstanding and unexercised, then the Automatic Option term shall immediately end and the Automatic Option shall cease to be outstanding in accordance with the following provisions:

                           (i) The Automatic Option shall immediately terminate
and cease to be outstanding for any Optioned Shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                           (ii) Should an Optionholder cease, for any reason
other than death, to serve as a member of the Board, then the Optionholder shall have a six month period measured from the date of such cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                           (iii) Should an Optionholder die while serving as a
Board member or within six months after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Automatic Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a one year period measured from the date of the Optionholder's cessation of Board service in which to exercise the Automatic Options which vested prior to the time of such cessation of Board service. In no event, however, may any Automatic Option be exercised after the Expiration Date of such Automatic Option.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 CAPITAL ADJUSTMENTS. The aggregate number of shares of Stock subject to the Plan, the number of shares covered by outstanding Options and Awards and the price per share stated in such Options and Awards, and the number of Automatic Options to be granted pursuant to the Automatic Program, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

         4.2 MERGERS, ETC. If the Company is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. Except as provided in Section 4.3 hereof, a dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate.

         4.3 CORPORATE TRANSACTION. In the event of stockholder approval of a Corporate Transaction, (a) all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares and (b) the Plan Administrator shall have the discretion and authority, exercisable at any time, to provide for the automatic acceleration of one or more of the outstanding Discretionary Options or Awards granted by it under the Plan. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.4 CHANGE IN CONTROL.

                  (a) AUTOMATIC GRANT PROGRAM. In the event of a Change in Control, all unvested Automatic Options shall automatically accelerate and immediately vest so that each outstanding Automatic Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Automatic Option shall remain exercisable until the Expiration Date of such Automatic Option.

                  (b) DISCRETIONARY GRANT PROGRAM. In the event of a Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Discretionary Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (c) INCENTIVE STOCK OPTION LIMITS. The exercisability of any Discretionary Options which are intended to qualify as Incentive Stock Options and which are accelerated by the Plan Administrator in connection with a pending Corporation Transaction or Change in Control shall, except as otherwise provided in the discretion of the Plan Administrator and the Optionholder, remain subject to the $100,000 Limitation and vest as quickly as possible without violating the $100,000 Limitation.

         4.5 CALCULATION OF FAIR MARKET VALUE OF STOCK. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Stock is not at the time listed or
admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           (ii) If the Stock is at the time listed or admitted
to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (iii) If the Stock at the time is neither listed nor
admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

         4.6 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

         4.7 CANCELLATION OF OPTIONS. Each Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Discretionary Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Discretionary Options under the Plan covering the same or different numbers of shares of Stock as long as such new Discretionary Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 2.2(b) hereof on the new grant date.

         4.8 REGULATORY APPROVALS. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

         4.9 INDEMNIFICATION. In addition to such other rights of indemnification as they may have, the members of a Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, suit, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         4.10 PLAN NOT EXCLUSIVE. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

         4.11 COMPANY RIGHTS. The grants of Options shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.12 PRIVILEGE OF STOCK OWNERSHIP. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise and full payment for such Optioned Shares.

         4.13 ASSIGNMENT. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. Except as may be specifically allowed by the Plan Administrator at the time of grant and set forth in the documents evidencing a Discretionary Option or Award, no Option or Award granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder or grantee other than by will or the laws of descent and distribution, and such Option or Award shall be exercisable during the Optionholder's or grantee's lifetime only by the Optionholder or grantee. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         4.14 SECURITIES RESTRICTIONS

                  (a) LEGEND ON CERTIFICATES. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) PRIVATE OFFERING FOR INVESTMENT ONLY. The Options and Awards are and shall be made available only to a limited number of present and future key personnel who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee agrees
(i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c) REGISTRATION STATEMENT. If a Registration Statement covering the shares of Stock issuable upon exercise of Options granted under the Plan is filed under the Securities Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 4.14(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

         4.15 TAX WITHHOLDING.

                  (a) GENERAL. The Company's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) SHARES TO PAY FOR WITHHOLDING. The Board may, in its discretion and in accordance with the provisions of this Section 4.15(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such Optionholder in either or both of the following formats:

                           (i) STOCK WITHHOLDING. The Optionholder of an Option
may be provided with the election, which may be subject to approval by the Plan Administrator, to have the Company withhold, from the Stock otherwise issuable upon the exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

                           (ii) STOCK DELIVERY. The Board may, in its
discretion, provide the Optionholder with the election to deliver to the Company, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the taxes incurred in connection with such Option exercise designated by the Optionholder.

         4.16 GOVERNING LAW. The Plan shall be governed by and all questions hereunder shall be determined in accordance with the laws of the State of Arizona.

                                    ARTICLE V
                                   DEFINITIONS

         The following capitalized terms used in this Plan shall have the meaning described below:

         "AFFILIATES" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

         "ANNUAL GRANT DATE" shall mean the date of the Company's annual stockholder meeting.

         "AUTOMATIC GRANT PROGRAM" shall mean that program set forth in Article III of this Agreement pursuant to which Eligible Directors, as defined herein, are automatically granted Options upon certain events.

         "AUTOMATIC OPTION GRANT" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the Formula Grant Date.

         "AUTOMATIC OPTIONS" shall mean those Options granted pursuant to the Automatic Grant Program.

         "AWARD" shall mean a Stock Award, SAR or Cash Award.

         "BOARD" shall mean the Board of Directors of the Company.

         "CASH AWARD" shall mean an award to be paid in cash and granted under
Section 2.5 hereunder.

         "CHANGE IN CONTROL" shall mean and include the following transactions or situation:

                  (i) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act. For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company.

                  (ii) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                  (iii) A change in the ownership of the Company through a single transaction or a series of transactions such that any unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least 30 percent of the combined voting power of the Company's then outstanding securities. For purposes of this Section, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities shall not be deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                  (iv) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the Beneficial Owners of securities of the surviving corporation representing at least 50 percent of the combined voting power of the surviving corporation's then outstanding securities.

                  (v) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  (vi) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar import, regardless of whether the Company is subject to such reporting requirement.

         Notwithstanding any provision hereof to the contrary, the filing of a proceeding for the reorganization of the Company under Chapter 11 of the General Bankruptcy Code or any successor or other statute of similar import shall not be deemed to be a Change of Control for purposes of this Plan.

         "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMPANY" shall mean Rural/Metro Corporation, a Delaware corporation.

         "CORPORATE TRANSACTION" shall mean (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Company is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Company and complete liquidation or dissolution of the Company, or (c) any reverse merger in which the Company is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "DISCRETIONARY GRANT PROGRAM" shall mean the program described in
Article II of this Plan pursuant to which certain Eligible Directors are granted Options or Awards in the discretion of the Plan Administrator.

         "DISCRETIONARY OPTIONS" shall mean options granted under the Discretionary Grant Program.

         "EFFECTIVE DATE" shall mean the date that the Plan has been approved by the stockholders as required by Section 1.3(a) hereof.

         "ELIGIBLE DIRECTOR" shall mean, with respect to the Automatic Grant Program, those Board members who are not employed by the Company, whether or not such members are Non-Employee Directors as defined herein.

         "ELIGIBLE PERSONS" shall mean (a) with respect to the Discretionary Grant Program, those persons who, at the time that the Discretionary Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or Parent or Subsidiary Corporations, or (ii) consultants or independent contractors who provide valuable services to the Company or Parent or Subsidiary Corporations; and (b) with respect to the Automatic Grant Program, the Eligible Directors.

         "EMPLOYEE COMMITTEE" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of two or more persons who are members of the Board.

         "EPS INCREASE" shall have the meaning set forth in Section 3.2(a)(iii) hereof.

         "EXERCISE DATE" shall be the date on which written notice of the exercise of an Option is delivered to the Company in accordance with the requirements of the Plan.

         "EXPIRATION DATE" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

         "FORMULA GRANT DATE" shall have the meaning as set forth in Section 3.2(a)(iii) hereof.

         "INCENTIVE STOCK OPTION" shall mean a Discretionary Option that is intended to qualify as an "incentive stock option" under Code section 422.

         "INITIAL GRANT DATE" shall mean the date that an Eligible Director is first appointed or elected to the Board.

         "NON-AFFILIATES" shall mean all persons who are not Affiliates.

         "NON-EMPLOYEE DIRECTORS" shall mean those Directors who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

         "$100,000 LIMITATION" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or any Parent or Subsidiary Corporation) may for the first time be exercisable as Incentive Stock Options during any one calendar year shall not exceed the sum of $100,000.

         "OPTIONHOLDER" shall mean an Eligible Person or Eligible Director to whom Options have been granted.

         "OPTIONED SHARES" shall be those shares of Stock to be optioned from time to time to any Eligible Director.

         "OPTION PRICE" shall mean (i) with respect to Discretionary Options, the exercise price per share as specified by the Plan Administrator pursuant to
Section 2.2(b) hereof, and (ii) with respect to Automatic Options, the exercise price per share as specified by Section 3.2(b) hereof.

         "OPTIONS" shall mean options to acquire Stock granted under the Plan.

         "PARENT CORPORATION" shall mean any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below.

         "PLAN" shall mean this stock option plan for Rural/Metro Corporation.

         "PLAN ADMINISTRATOR" shall mean (a) either the Board, the Senior Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Affiliates and (b) either the Board, the Employee Committee, or any other committee, whichever is applicable, with respect to the administration of the Discretionary Grant Program as it relates to Non-Affiliates and with respect to the Automatic Grant Program.

         "SAR" shall mean stock appreciation rights granted pursuant to Section
2.4 hereunder.

         "SENIOR COMMITTEE" shall mean that committee appointed by the Board to administer the Discretionary Grant Program with respect to the Affiliates and comprised of two or more Non- Employee Directors.

         "SERVICE" shall have the meaning set forth in Section 2.2(n) hereof.

         "STOCK" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

         "STOCK AWARDS" shall mean Stock directly granted under the Discretionary Grant Program.

         "SUBSIDIARY CORPORATION" shall mean any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.


         EXECUTED as of the 6th day of September, 1996.

                                           RURAL/METRO CORPORATION



                                           By:      /s/ Warren S. Rustand
                                               ---------------------------------
                                           Name:    Warren S. Rustand
                                                --------------------------------
                                           Its:     Chief Executive Officer
                                               ---------------------------------


ATTESTED BY:


/s/ Louis G. Jekel
------------------------------
Secretary

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            RURAL/METRO CORPORATION

                      1996 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of RURAL/METRO CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated October 15, 1996, and hereby appoints James H. Bolin and Louis G. Jekel, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1996 Annual Meeting of Stockholders of the Company, to be held on November 21, 1996, at 10:00 a.m., local time, at the offices of the Company, 8401 East Indian School Road, Scottsdale, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.  ELECTION OF DIRECTORS:

[CAPTION]

/ /  FOR the three nominees listed below, except as indicated

/ /   WITHHOLD AUTHORITY to vote for the three nominees listed below


  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

              James H. Bolin, Louis G. Jekel and William C. Turner

2. PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE 1992 STOCK OPTION PLAN (THE "1992 PLAN") AND TO APPROVE AN AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN (THE "ESPP") TO (A) MAKE REVISIONS TO COMPLY WITH THE PROVISIONS OF THE RECENTLY ADOPTED SECTION 16 RULES (THE "RULES") UNDER THE SECURITIES EXCHANGE ACT OF 1934 (THE "1934 ACT") THAT DO NOT REQUIRE STOCKHOLDER APPROVAL; (B) REMOVE THE PROHIBITION ON PARTICIPATION BY SENIOR COMMITTEE MEMBERS IN THE DISCRETIONARY GRANT PROGRAM UNDER THE 1992 PLAN AND BY MEMBERS OF THE COMMITTEE IN THE ESPP AS PERMITTED BY THE RULES; AND (C) PROVIDE FOR THE DISCRETION OF THE PLAN ADMINISTRATOR OF THE 1992 PLAN TO DETERMINE THE EXERCISE PERIOD FOR NONQUALIFIED OPTIONS UPON TERMINATION OF SERVICE.

                  / / FOR       / / AGAINST       / / ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE ESPP TO EXTEND THE TERM OF THE PLAN FOR A PERIOD OF AN ADDITIONAL SEVEN YEARS.

                  / / FOR       / / AGAINST       / / ABSTAIN

                          (Continued on reverse side)

                         (Continued from reverse side)
4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

                  / / FOR       / / AGAINST       / / ABSTAIN

and upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR THE ELECTION OF DIRECTORS; FOR THE AMENDMENTS AND RESTATEMENT OF THE COMPANY'S 1992 STOCK OPTION PLAN; FOR THE AMENDMENT TO THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN; FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                       A majority of such attorneys or
                                       substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                       Date: -----------------------------, 1996


                                       -----------------------------------------

                                                       Signature

                                       -----------------------------------------

                                                       Signature

                                       (This Proxy should be dated, signed by
                                       the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)